UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2021

Daimler Trucks Retail Trust 2020-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity: 0001803020

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor: 0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-235304-01	38-7245386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 6 — Asset Backed Securities

Item 6.02.  Change of Servicer or Trustee.

Effective December 1, 2021, the Servicer with respect to Daimler Trucks Retail Trust 2020-1 (the “Issuer”) and the Receivables held by the Issuer is Daimler Truck Financial Services USA LLC (“DTFS USA”).  DTFS USA has assumed the duties of Servicer under the Issuer’s sale and servicing agreement from Mercedes-Benz Financial Services USA LLC (“MBFS USA”).  DTFS USA has also assumed the duties of Administrator of the Issuer from MBFS USA.  No material changes in the servicing and collection policies and procedures relating to the Receivables, or in the Servicer’s duties or the terms relating thereto under the sale and servicing agreement, have been implemented or are expected in connection with this action.

As part of the global spin-off by Daimler AG of its commercial vehicle business along with the related financial services activities (which is expected to occur on or about December 9, 2021), DTFS USA has been formed to act as the captive financial services provider (including servicing and collections) for the Daimler Trucks North America family of commercial vehicle products.  These businesses (including the servicing of the Receivables held by the Issuer) had been conducted by MBFS USA through its Daimler Truck Financial business unit.  As part of the spin-off, DTFS USA has acquired, and is the successor to, the Daimler Truck Financial business unit previously operated within MBFS USA.  As of the spin-off, DTFS USA will be a wholly-owned indirect subsidiary of Daimler Truck Holding AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

By:	/s/ Steven C. Poling
Name: Steven C. Poling
Title: Assistant Secretary

Date: December 1, 2021